UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       May 14, 2004
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

                4551 W. 107th Street, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 5.           Other Events

     On May 14, 2004, Applebee's International, Inc. (the "Company") issued a press release entitled "Michael A. Volkema Elected to the Board of Applebee's International, Inc." The press release is attached below.


                                                           FOR IMMEDIATE RELEASE


Contact:  Carol DiRaimo,
          Vice President of Investor Relations
          (913) 967-4109

                     Michael A. Volkema elected to the board
                        of Applebee's international, inc.

Overland   Park,   Kan.,  May  14,  2004  --  Applebee's   International,   Inc.
(Nasdaq:APPB) announced that Michael A. Volkema was elected to its board of directors yesterday at its Annual Meeting of Stockholders.

Volkema is the  chairman  and chief  executive  officer of Herman  Miller,  Inc.
(Nasdaq:MLHR), which designs and manufactures office furniture. Volkema began his career with Herman Miller in 1990 when the company acquired Meridian, Inc., where he was president and chief operating officer. In 1993, Mr. Volkema was named chairman and chief executive officer of Meridian, and in 1995, became president and chief executive officer of Herman Miller.

Volkema has been featured in Business Week magazine ("Reinventing Herman Miller") and in a chapter of the business book, "Lessons from the Top: The Search for America's Best Business Leaders." He received his bachelor's degree from Western Michigan University and his law degree from Wayne State University.

Fortune magazine has consistently listed Herman Miller as the nation's most admired office furniture company, and singled out Herman Miller in 1998 as the "Most Admired Company in America for Social Responsibility." Forbes magazine recognized Herman Miller in 1999 and 2000 on its Platinum List of America's best-managed large corporations. In addition, for the last three years, Industry Week magazine has selected Herman Miller among its 100 Best-Managed Manufacturing Companies in the world.

Lloyd L. Hill, chairman and chief executive officer of Applebee's, said, "We are excited to have an executive with the significant experience that Michael brings to our board of directors. We welcome Michael to our team."

Steve Lumpkin, Applebee's executive vice president, chief financial officer and treasurer, also was elected to the board of directors. He had been appointed in January to fill a vacancy.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are currently 1,603 Applebee's restaurants operating system-wide in 49 states and nine international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


                                      # # #


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             APPLEBEE'S INTERNATIONAL, INC.
                                             (Registrant)


Date:   May 14, 2004                    By:   /s/  Steven K. Lumpkin
       ---------------------                 ------------------------
                                             Steven K. Lumpkin
                                             Executive Vice President and
                                             Chief Financial Officer



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